Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month
	period ended March 31,
	2012	2011
	(unaudited; in millions, except per unit amounts)
Operating revenue	$1,819.5	$2,288.9

Operating expenses
Cost of natural gas	1,296.9	1,829.5
Environmental costs, net of recoveries	3.2	(34.6)
Oil measurement adjustments	(4.3)	(4.6)
Operating and administrative	201.2	167.1
Power	41.2	35.6
Depreciation and amortization	83.6	88.4

	1,621.8	2,081.4

Operating income	197.7	207.5
Interest expense	83.6	79.4
Other income	—	6.0

Income before income tax expense	114.1	134.1
Income tax expense	2.1	2.3

Net income	112.0	131.8
Less: Net income attributable to noncontrolling interest	13.0	14.7

Net income attributable to general and limited partner ownership interest in Enbridge Energy Partners, L.P.	$99.0	$117.1

Net income allocable to limited partner interests	$71.7	$96.7

Net income per limited partner unit (basic and diluted)	$0.25	$0.38

Weighted average limited partner units outstanding	284.7	252.8

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the three month
	period ended March 31,
	2012	2011
	(unaudited; in millions)
Cash provided by operating activities
Net income	$112.0	$131.8
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	83.6	88.4
Derivative fair value net losses	6.9	16.7
Inventory market price adjustments	2.4	—
Environmental costs, net of recoveries	(1.2)	(34.4)
Other	2.8	(6.8)
Changes in operating assets and liabilities:
Receivables, trade and other	71.1	23.4
Due from General Partner and affiliates	8.4	(0.6)
Accrued receivables	73.7	119.6
Inventory	14.5	48.4
Current and long-term other assets	5.9	1.9
Due to General Partner and affiliates	17.7	0.5
Accounts payable and other	33.4	23.4
Environmental liabilities	(52.3)	(90.2)
Accrued purchases	(132.3)	(85.8)
Interest payable	8.8	17.7
Property and other taxes payable	2.1	6.1

Net cash provided by operating activities	257.5	260.1

Cash used in investing activities
Additions to property, plant and equipment	(261.3)	(181.6)
Joint venture contributions	(27.6)	—
Changes in construction payables	17.0	(6.3)
Other	(0.1)	(1.5)

Net cash used in investing activities	(272.0)	(189.4)

Cash used in financing activities
Net proceeds from unit issuances	—	57.1
Distributions to partners	(159.4)	(132.0)
Repayments to General Partner	(6.0)	—
Net commercial paper borrowings	50.1	25.0
Borrowings from General Partner	—	2.6
Contribution from noncontrolling interest	—	3.2
Distributions to noncontrolling interest	(15.8)	(21.8)

Net cash used in financing activities	(131.1)	(65.9)

Net increase (decrease) in cash and cash equivalents	(145.6)	4.8
Cash and cash equivalents at beginning of year	422.9	144.9

Cash and cash equivalents at end of period	$277.3	$149.7

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,	December 31,
	2012	2011
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$277.3	$422.9
Receivables, trade and other, net of allowance for doubtful accounts of $1.5 in 2012 and 2011	164.2	235.3
Due from General Partner and affiliates	15.1	23.3
Accrued receivables	434.2	507.9
Inventory	76.7	93.6
Other current assets	40.7	36.4

	1,008.2	1,319.4
Property, plant and equipment, net	9,621.1	9,439.4
Goodwill	246.7	246.7
Intangibles, net	262.4	265.3
Other assets, net	109.8	99.3

	$11,248.2	$11,370.1

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$72.6	$55.0
Accounts payable and other	520.0	478.6
Environmental liabilities	129.2	172.1
Accrued purchases	370.9	503.2
Interest payable	78.7	69.9
Property and other taxes payable	61.5	59.4
Note payable to General Partner	12.0	12.0
Current maturities of long-term debt	100.0	100.0

	1,344.9	1,450.2
Long-term debt	4,866.3	4,816.1
Note payable to General Partner	324.0	330.0
Other long-term liabilities	128.7	161.7

	6,663.9	6,758.0

Commitments and contingencies
Partners’ capital
Class A common units (238,043,964 at March 31, 2012 and December 31, 2011)	3,319.4	3,386.7
Class B common units (7,825,500 at March 31, 2012 and December 31, 2011)	80.0	82.2
i-units (39,168,162 and 38,566,334 at March 31, 2012 and December 31, 2011, respectively)	738.3	728.6
General Partner	285.0	285.6
Accumulated other comprehensive income (loss)	(281.1)	(316.5)

Total Enbridge Energy Partners, L.P. partners’ capital	4,141.6	4,166.6
Noncontrolling interest	442.7	445.5

Total partners’ capital	4,584.3	4,612.1

	$11,248.2	$11,370.1

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

In February 2011, the board of directors of Enbridge Energy Management, L.L.C., or Enbridge Management, as delegate of Enbridge Energy Company, Inc., our General Partner, approved a split of our units, which was effected by a distribution on April 21, 2011 of one common unit for each common unit outstanding and one i-unit for each i-unit outstanding to unit holders of record on April 7, 2011. As a result of this unit split, we have retrospectively restated the computation of our “Net income per limited partner unit (basic and diluted)” in the table below to present the prior year amounts on a split-adjusted basis. Additionally, the formula for distributing available cash among our General Partner and limited partners was revised to reflect this unit split, as set forth in our partnership agreement, as amended, and is presented below.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

We allocate our net income among our General Partner and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, including any incentive distribution rights, or IDRs, embedded in the general partner interest, to our General Partner and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our General Partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and limited partners based on their sharing of losses of 2 percent and 98 percent, respectively, as set forth in our partnership agreement.

We determined basic and diluted net income per limited partner unit as follows:

	For the three month period
	ended March 31,
	2012	2011
	(unaudited; in millions, except per unit amounts)
Net income	$112.0	$131.8
Less: Net income attributable to noncontrolling interest	13.0	14.7

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	99.0	117.1
Less distributions paid:
Incentive distributions to our General Partner	(25.9)	(18.4)
Distributed earnings allocated to our General Partner	(3.0)	(2.7)

Total distributed earnings to our General Partner	(28.9)	(21.1)
Total distributed earnings to our limited partners	(151.8)	(130.9)

Total distributed earnings	(180.7)	(152.0)

Overdistributed earnings	$(81.7)	$(34.9)

Weighted average limited partner units outstanding	284.7	252.8

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.53	$0.52
Overdistributed earnings per limited partner unit (2)	(0.28)	(0.14)

Net income per limited partner unit (basic and diluted)	$0.25	$0.38

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98 percent) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and under distributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas, and Marketing.

The following tables present financial information about our business segments and corporate activities:

	As of and for the three month period ended March 31, 2012
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(unaudited; in millions)
Total revenue	$322.6	$1,387.5	$336.4	$—	$2,046.5
Less: Intersegment revenue	0.3	218.3	8.4	—	227.0

Operating revenue	322.3	1,169.2	328.0	—	1,819.5
Cost of natural gas	—	965.6	331.3	—	1,296.9
Environmental costs, net of recoveries	3.2	—	—	—	3.2
Oil measurement adjustments	(4.3)	—	—	—	(4.3)
Operating and administrative	81.5	117.6	1.7	0.4	201.2
Power	41.2	—	—	—	41.2
Depreciation and amortization	50.5	33.1	—	—	83.6

	172.1	1,116.3	333.0	0.4	1,621.8
Operating income (loss)	150.2	52.9	(5.0)	(0.4)	197.7
Interest expense	—	—	—	83.6	83.6

Income (loss) from continuing operations before income tax expense	150.2	52.9	(5.0)	(84.0)	114.1
Income tax expense	—	—	—	2.1	2.1

Net income (loss)	150.2	52.9	(5.0)	(86.1)	112.0
Less: Net income attributable to the noncontrolling interest	—	—	—	13.0	13.0

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$150.2	$52.9	$(5.0)	$(99.1)	$99.0

Total assets	$6,234.7	$4,679.0	$130.0	$204.5	$11,248.2

Capital expenditures (excluding acquisitions)	$144.6	$114.0	$—	$2.7	$261.3

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.

	As of and for the three month period ended March 31, 2011
	Liquids	Natural Gas	Marketing	Corporate (1)	Total
	(unaudited; in millions)
Total revenue	$302.2	$1,802.0	$551.1	$—	$2,655.3
Less: Intersegment revenue	0.4	352.3	13.7	—	366.4

Operating revenue	301.8	1,449.7	537.4	—	2,288.9
Cost of natural gas	—	1,293.8	535.7	—	1,829.5
Environmental costs, net of recoveries	(34.2)	(0.4)	—	—	(34.6)
Oil measurement adjustments	(4.6)	—	—	—	(4.6)
Operating and administrative	70.8	93.6	1.6	1.1	167.1
Power	35.6	—	—	—	35.6
Depreciation and amortization	48.5	39.9	—	—	88.4

	116.1	1,426.9	537.3	1.1	2,081.4
Operating income (loss)	185.7	22.8	0.1	(1.1)	207.5
Interest expense	—	—	—	79.4	79.4
Other income	—	—	—	6.0	6.0

Income (loss) from continuing operations before income tax expense	185.7	22.8	0.1	(74.5)	134.1
Income tax expense	—	—	—	2.3	2.3

Net income (loss)	185.7	22.8	0.1	(76.8)	131.8
Less: Net income attributable to the noncontrolling interest	—	—	—	14.7	14.7

Net income (loss) attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$185.7	$22.8	$0.1	$(91.5)	$117.1

Total assets	$5,656.5	$4,368.6	$200.6	$178.5	$10,404.2

Capital expenditures (excluding acquisitions)	$112.6	$66.6	$—	$2.4	$181.6

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.